GMAC RFC (GRAPHIC OMITTED)


--------------------------------------------------------------------------------

                            ABS NEW ISSUE TERM SHEET


                    $600,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS9

                           RASC SERIES 2004-KS9 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                               SEPTEMBER 9, 2004


             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.



--------------------------------------------------------------------------------
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

-------------------------------------------------------------------------------
 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



                              RASC SERIES 2004-KS9
------------------------------------------------------------------------------------------------------------
                                 CERTIFICATES(a)
------------------------------------------------------------------------------------------------------------
     Class       Loan     Expected    Interest Principal Expected    Expected     Final         Expected
                                                                     Principal
                                                         WAL          Window      Scheduled  n   Ratings
                                                          (yrs)        (mos)      Distributio   (Moody's/
                 Group  Size ($) (b)    Type     Type    CALL/MAT    CALL/MAT      Date (c)       S&P)
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
 A-I-1(e)(f)      I                              SEQ     0.95 /     1-22 / 1-22                 Aaa/AAA
                         52,300,000    Floating            0.95                    9/25/2021
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
 A-I-2(e)(f)      I                              SEQ     2.00 /    22-27 / 22-27                Aaa/AAA
                         11,400,000    Fixed               2.00                    6/25/2024
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
 A-I-3(e)(f)      I                              SEQ     3.00 /    27-48 / 27-48                Aaa/AAA
                         31,900,000    Fixed               3.00                    9/25/2029
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
 A-I-4(e)(f)      I                              SEQ     5.00 /    48-77 / 48-77                Aaa/AAA
                         21,100,000    Fixed               5.00                    3/25/2032
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
                  I                              SEQ     8.18 /      77-103 /                   Aaa/AAA
 A-I-5(d)(e)(f)          18,300,000    Fixed              10.27       77-219       10/25/2034
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
                  I                              NAS     6.44 /      37-103 /                   Aaa/AAA
A-I-6(e)(f)(h)           15,000,000    Fixed               6.56       37-216       10/25/2034
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
                  II                             SEQ     1.00 /     1-21 / 1-21                 Aaa/AAA
A-II-1(d)(e)(g)          82,600,000    Floating            1.00                    9/25/2013
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
                  II                             SEQ     3.00 /    21-65 / 21-65                Aaa/AAA
A-II-2(d)(e)(g)          97,100,000    Floating            3.00                    10/25/2034
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
                  II                             SEQ     5.57 /       65-67 /                   Aaa/AAA
A-II-3(d)(e)(g)          20,300,000    Floating            7.35       65-147       10/25/2034
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------
                  II                                     2.43 /    1-67 / 1-147                 Aaa/AAA
A-II-4(d)(e)(g)(i)       250,000,000   Floating Pass-Thru  2.62                    10/25/2034
---------------- ------ ------------- -------- --------- --------- -------------- ----------- --------------


    STRUCTURE:
(a) The Offered Certificates will be priced to the first possible related Optional Termination Date and the applicable Pricing Speed for the related loan group.
(b) The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(c)     For the Class A-I-1, Class A-I-2, Class A-I-3, and
        Class A-I-4 Certificates the Final Scheduled
        Distribution Date is calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cashflow on any Distribution Date. For the Class A-II-1 Certificates the Final Scheduled Distribution Date will be calculated assuming the Group I Loans prepay at a constant rate of 23% HEP and the Group II Loans prepay at a constant rate of 0.7% CPR, no termination of the Trust with respect to either loan group on the related Optional Termination Date and additional modeling assumptions set forth in the Prospectus Supplement. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in either loan group.
(d) The fixed rated used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date after the first possible related Optional Termination Date.
(e) The Offered Certificates may be subject to the Group I Net WAC Cap Rate, the Class A-I-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable.

(f) Pricing Speed (Group I) of 23% HEP (2.3% CPR building to 23% CPR by month 10, thereafter remaining constant at 23% CPR).

(g) Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% CPR each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(h)     Principal Lockout Bond.
(i)     Principal on (i) the Class A-II-4 Certificates is paid pro rata with
        (ii) the Class A-II-1, Class A-II-2, and Class A-II-3 Certificates.

-------------------------------------------------------------------------------
                                SUMMARY OF TERMS


TITLE   OF  SECURITIES:

                                RASC   Home   Equity    Mortgage    Asset-Backed
                                Pass-Through Certificates, Series 2004-KS9.

ISSUER:                         RASC Series 2004-KS9 Trust.

OFFERED CERTIFICATES:

                                Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-1 Certificates, Class A-II-2 Certificates and Class A-II-3 Certificates (the "Class A-II Sequential Certificates"); and Class A-II-4 Certificates (together with the Class A-II Sequential Certificates, the "Class A-II Certificates.")


                                The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates."

DEPOSITOR:

                                Residential    Asset   Securities    Corporation
                                ("RASC"), an affiliate of Residential Funding Corporation.

CERTIFICATE INSURER:

                                Financial Guaranty Insurance Company ("FGIC"), rated Aaa by Moody's and AAA by S&P.

SELLER AND MASTER SERVICER:

                                Residential Funding Corporation (the "Seller," "Master Servicer" or "RFC").

SUB-SERVICER:                   The primary servicing will be provided by
                                Homecomings Financial Network, Inc., a wholly owned subsidiary of Residential Funding
                                Corporation, with respect to approximately
                                64.95% of the Mortgage Loans in Loan Group I and
                                78.47% of the Mortgage Loans in Loan Group
                                II.(1)

TRUSTEE:                        JPMorgan Chase Bank

JOINT LEAD UNDERWRITERS:

                                Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

CO-MANAGER:                     Residential Funding Securities Corporation

MORTGAGE INSURANCE PROVIDER:

                                With respect to certain Mortgage Loans and subject to limitations with respect to such Mortgage Loans as further described in the prospectus supplement, PMI Mortgage Insurance Co. ("PMI").

STATISTICAL CUT-OFF DATE:       August 1, 2004.

CUT-OFF DATE:                   September 1, 2004.

CLOSING DATE:                   On or about September 29, 2004.

DISTRIBUTION DATES:

                                The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in October 2004.

TAX STATUS:

                                The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA CONSIDERATIONS:

                                The Offered Certificates may be eligible for purchase by employee benefit plans and other plans or arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENTS:

                                None of the Offered Certificates are expected to be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

FORM OF CERTIFICATES:

                                The Offered  Certificates  will be  available in
                                book-entry   form  through  DTC  /  Euroclear  /
                                Clearstream in same day funds.

--------------------------------------------------------------------------------
(1) Includes loans that will be transferred to Homecomings Financial Network, Inc., within 90 days.

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)

 MINIMUM DENOMINATIONS:

                                $25,000 and integral multiples of $1 in excess thereof.

 PREPAYMENT ASSUMPTIONS:

                                Loan Group I: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

                                Loan   Group   II:   100%  PPC   (assumes   that
                                prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

 COLLATERAL DESCRIPTION:

                                The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens in the case of 90.02% of the Mortgage Loans in Group I Loans and secured by second liens in the case of 9.98% of the Mortgage Loans in Group I Loans, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties. Approximately 10.01% of the Mortgage Loans in Loan Group II provide for an initial interest only period of up to five years.

 GROUP  I NET WAC CAP RATE:

                                The pass-through rates of the Class A-I Certificates (other than the Class A-I-1 Certificates) with respect to any Distribution Date will be subject to a cap equal to a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

 CLASS A-I-1 NET WAC CAP

                                The pass-through rate of the Class A-I-1 Certificates will be subject to a RATE: cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

 GROUP I NET WAC CAP RATE
SHORTFALL:
                                With respect to each class of Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) did not apply, over (y) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate).

GROUP I NET WAC CAP RATE
CARRY-FORWARD AMOUNT:

                                With respect to each class of Class A-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Rate Shortfall from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-I Certificates once such class' certificate principal balance has been reduced to zero.

 GROUP II NET WAC CAP RATE:

                                The pass-through rates of the Class A-II Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the Group II Yield Maintenance Agreement, if any).

GROUP II MAXIMUM  LIFETIME
RATE CAP:
                                With respect to any distribution date, the weighted average of the maximum Net Mortgage Rates of the Mortgage Loans in Loan Group II, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

 GROUP II BASIS  RISK SHORTFALL:

                                With respect to each class of Class A-II Certificates, and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of
                                (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed the Group II Maximum Lifetime Rate Cap over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)

 GROUP II BASIS RISK SHORTFALL CARRY-FORWARD
AMOUNT:
                                With respect to each class of Class A-II Certificates and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfall from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate provided that this rate does not exceed the Group II Maximum Lifetime Rate Cap. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Group II Yield Maintenance Agreement and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-II Certificates once such class' certificate principal balance has been reduced to zero.

 COUPON STEP UP:

                                If the Master Servicer does not purchase the remaining Mortgage Loans in Loan Group I on the first possible related Optional Termination Date, the fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master
                                Servicer does not purchase the remaining Mortgage Loans in Loan Group II on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date following that Optional Termination Date.

 INTEREST                     ACCRUAL PERIOD: Class A-I-1 and Class A-II
                              Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360-day basis.

                              Class A-I-2 through Class A-I-6 Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

 PASS-THROUGH                 RATES: Class A-I-1 and Class A-II Certificates:
                              The lesser of One-Month LIBOR plus the related margin and the related Class A-I-1 Net WAC Cap
                              Rate or the Group II Net WAC Cap Rate, as applicable, on an actual/360-day basis.


                              Class A-I-2 through Class A-I-6 Certificates: The lesser of the related fixed rate coupon and the Group I Net WAC Cap Rate on a 30/360-day basis.

 RELIEF ACT SHORTFALLS:

                                With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation.
                                Relief Act Shortfalls will be covered by available Excess Cashflow in the current period. Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cashflow in the current period will remain unpaid. Relief Act Shortfalls in either loan group will be allocated on a pro rata basis among the related offered certificates.

 ADVANCES:

                                The Master Servicer will advance delinquent principal and interest to the extent the advance is deemed recoverable from future collections on the loan.

 PROSPECTUS:

                                The Class A Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus.") Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

-------------------------------------------------------------------------------
                                   DEFINITIONS

 OPTIONAL TERMINATION:

                                If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof (an "Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the certificate guaranty insurance policy, unless the Certificate Insurer consents.

 EXPENSE FEE RATE:

                                With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the MI Policy provided by PMI for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

 NET MORTGAGE RATE:

                                With respect to any Mortgage Loan, the mortgage rate thereon minus the sum of (i) the Expense Fee Rate and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to the aggregate certificate principal balance of the related Class A Certificates over the aggregate Stated Principal Balance of the related Mortgage Loans.

 PRINCIPAL REMITTANCE AMOUNT:

                                For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

 PRINCIPAL DISTRIBUTION AMOUNT:

                                For any Distribution Date and each loan group, the lesser of (a) the sum of (i) the excess of
                                (x) the related available distribution amount over (y) the related interest distribution amount and (ii) any non-related Excess Cashflow used to pay principal on the related certificates and (b) the sum of (x) the
                                Principal Remittance Amount for the related Mortgage Loans and (y) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related Overcollateralization Target Amount plus other principal allocations minus any Related Overcollateralization Reduction amount and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

CLASS A-II-1/A-II-2/A-II-3
PRINCIPAL DISTRIBUTION
AMOUNT:
                                On any Distribution Date, the Principal Distribution Amount of the Group II Loans multiplied by a fraction, the numerator of which is (i) the aggregate certificate principal balance of the Class A-II-1 Certificates, the Class A-II-2 Certificates and the Class A-II-3 Certificates and the denominator of which is
                                (ii) the aggregate certificate principal balance of the Class A-II Certificates.
CLASS A-II-4 PRINCIPAL
DISTRIBUTION AMOUNT:

                                On any Distribution Date, the Principal Distribution Amount of the Group II Loans multiplied by a fraction, the numerator of which is (i) the certificate principal balance of the Class A-II-4 Certificates and the denominator of which is (ii) the aggregate certificate principal balance of the Class A-II Certificates.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
-------------------------------------------------------------------------------

 CLASS A-I-6 LOCKOUT           The Class A-I-6 Lockout Distribution Percentage
 DISTRIBUTION PERCENTAGE:      is assigned as follows:
                               (i) Between October 2004 and September 2007: 0%;
                               (ii) Between October 2007 and September 2009:
                               45%; (iii) Between October 2009 and September
                               2010: 80%; (iv) Between October 2010 and
                               September 2011: 100%; (v) October 2011 and thereafter: 300%.
CLASS A-I-6 LOCKOUT
DISTRIBUTION AMOUNT:


                                For any Distribution Date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution Date) and (c) the Principal Distribution Amount for Loan Group I for such Distribution Date.

-------------------------------------------------------------------------------
                            DISTRIBUTIONS OF INTEREST

 INTEREST  DISTRIBUTIONS

                                On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest and less Relief Act Shortfalls) will be paid to the holders of Offered Certificates to the extent of the available distribution amount (after the payment of the Expense Fee Rate and the premium due to the certificate insurer) from Loan Group I, to the Class A-I Certificates, pro rata, and from Loan Group II, to the Class A-II
                                Certificates,              pro             rata.


--------------------------------------------------------------------------------
                           DISTRIBUTIONS OF PRINCIPAL

PRINCIPAL DISTRIBUTIONS:

                                On  each   Distribution   Date,   the  Principal
                                Distribution Amount for Loan Group I will be distributed in the following order of priority:


                            (i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

                             (ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;
                             (iii) To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;
                             (iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;
                             (v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;
                             (vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and
                             (vii) To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

                            On each Distribution Date, the Principal Distribution Amount for Loan Group II will be distributed in the following order of priority:
                            Concurrently (i) the Class A-II-1/A-II-2/A-II-3 Principal Distribution Amount will be distributed sequentially to the Class A-II-1 Certificates, then to the Class A-II-2 Certificates and then to the Class A-II-3 Certificates, in each case until the certificate principal balance thereof is reduced to zero, and (ii) the Class A-II-4 Principal Distribution Amount will be distributed to the Class A-II-4 Certificates until the certificate principal balance thereof is reduced to zero.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTIONS

EXCESS CASHFLOW
DISTRIBUTIONS:


On each Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

                             (i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

                             (ii) To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cashflow from that non-related loan group;

                             (iii) To pay to the certificate insurer any Cumulative Insurance Payments allocable to the related loan group;

                             (iv) To pay to the certificate insurer any Cumulative Insurance Payments allocable to the non-related loan group, to the extent not covered by the Excess Cashflow for the non-related loan group;

                             (v) Beginning on the Distribution Date in October 2004 with respect to the Class A-I Certificates and the Distribution Date in April 2005 with respect to the Class A-II Certificates, to pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related Overcollateralization Target Amount has been achieved;

                             (vi) Beginning on the distribution date in April 2005, to pay to the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the Overcollateralization Target Amount for that non-related loan group has been achieved to the extent not covered by Excess Cashflow from that non-related loan group;

                             (vii) To pay to the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Eligible Master Servicing Compensation on that Distribution Date;

                             (viii) To pay to the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cashflow from that non-related loan group on that Distribution Date;

                             (ix) To pay to the holders of the related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

                             (x) To pay to the holders of the non-related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cashflow from that non-related loan group;

                            (xi) To pay to the holders of the related Class A Certificates, pro-rata, the amount of any Group I Net WAC Cap Rate Carry-Forward Amount or any Group II Basis Risk Shortfall Carry-Forward Amount, as applicable;



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    EXCESS CASHFLOW DISTRIBUTIONS (CONTINUED)


                            (xii) To pay to the holders of the non-related Class A Certificates,


EXCESS CASHFLOW
DISTRIBUTIONS (CONTINUED):

                            pro-rata, the amount of any Group I Net WAC Cap Rate
                                   Carry-Forward Amount or any Group II Basis Risk Shortfall Carry-Forward Amount, as applicable, in each case to the extent not covered by Excess Cashflow from that non-related loan group;

                             (xiii) To pay to the holders of the related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any related Relief Act Shortfalls occurring in the current interest accrual period;

                             (xiv) To pay to the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any related Relief Act Shortfalls occurring in the current interest accrual period to the extent not covered by Excess Cashflow for that non-related loan group;

                             (xv) To pay to the holders of the related Class A Certificates, pro rata, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                             (xvi) To pay to the holders of the non-related Class A Certificates, pro rata, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cashflow for that non-related loan group;

                             (xvii) Beginning on the distribution date in October 2011, to pay the holders of the Class A-II-1 Certificates in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and

                             (xviii) To pay to the holder of the related Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT

 CREDIT ENHANCEMENT:           Credit  enhancement is provided by the
                               following:
                               (1)     FGIC Insurance Policy;
                               (2)     Overcollateralization;
                               (3)     Excess Cashflow; and
                               (4)     Cross-collateralization.

  EXCESS CASHFLOW:

                                For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of
                                (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts.

                                 Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

 MORTGAGE INSURANCE POLICY:

                                The depositor will acquire a mortgage insurance policy, ("MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50%. As of the Cut-off Date, approximately 50.21% of Loan Group I and 54.64% of Loan Group II will be covered by an MI Policy issued by PMI. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

 FGIC INSURANCE POLICY:

                                In accordance with the terms of the Policy, FGIC will unconditionally and irrevocably guarantee:


                                (i)     Interest on each class of Class A
                                        Certificates at the related Pass-Through
                                        Rate except as provided below.

                                (ii)    The principal amount of any losses
                                        allocated to the Class A Certificates
                                        not covered by Excess Cashflow or
                                        overcollateralization.

                                (iii) The payment of principal on the Class A Certificates by no later than the October 2034 Distribution Date.

                               FGIC will not guarantee the payment of Group I Net WAC Cap Rate Shortfalls, Group II Basis Risk Shortfalls, Relief Act Shortfalls, or Prepayment Interest Shortfalls.

                               Nothing contained in the Policies shall obligate FGIC to make any payment of principal on offered certificates on a Final Scheduled Distribution Date prior to October 2034.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)

 OVERCOLLATERALIZATION         AMOUNT: The overcollateralization ("OC")
                               provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required Overcollateralization Target Amount is reached. The acceleration of principal payments is achieved by applying certain Excess Cashflow collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered
                               Certificates faster than the principal
                               amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess Cashflow, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required Overcollateralization Target
                               Amount. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required Overcollateralization
                               Target Amount. Excess interest will begin to be applied to build OC on the October 2004 and April
                               2005 Distribution Dates for Loan Group I and Loan
                               Group II, respectively.

 OVERCOLLATERALIZATION TARGET AMOUNT:

                                With respect to any Distribution Date and Loan Group I (i) prior to the related Stepdown Date, an amount equal to 1.90% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a trigger event (as described in the pooling and servicing agreement) is not in effect, the greater of (x) 3.80% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related
                                Overcollateralization Floor or (iii) on or after the related Stepdown Date if a trigger event is in effect, the related Overcollateralization Target Amount for the immediately preceding Distribution Date.

                               With respect to any Distribution Date and Loan Group II, the related Overcollateralization Floor.

                               The Group I and Group II Overcollateralization Amounts may be reduced at any time with the consent of the certificate insurer and notice to the rating agencies.

 OVERCOLLATERALIZATION FLOOR:

                                For either loan group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related loan group.

 GROUP I STEPDOWN DATE:

                                The Distribution Date which is the later to occur of (x) the Distribution Date in April 2007 and (y) the first Distribution Date on which the balance of the Mortgage Loans in Loan Group I as of the end of the related due period is less than one-half of the balance of the Mortgage Loans in Loan Group I as of the Cut-off date.

 -------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
 On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal the lesser of (a) the notional amount set forth below and (b) the outstanding certificate principal balance of the Class A-II Certificates immediately preceding that Distribution Date and (ii) the strike rates set forth in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in November 2004. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling. The Yield Maintenance Agreement will terminate after the Distribution Date in August 2006.


                      YIELD MAINTENANCE AGREEMENT SCHEDULE
                                 STRIKE      CEILING                                              CEILING
 DISTRIBUTION DATE   NOTIONAL       RATE       (%)    DISTRIBUTION     NOTIONAL        STRIKE       (%)
                    BALANCE ($)     (%)                   DATE        BALANCE ($)     RATE (%)
    11/25/2004      447,153,648     5.21      7.22     10/25/2005     355,080,464       5.38        7.21
    12/25/2004      443,302,259     5.39      7.22     11/25/2005     344,414,107       5.20        7.21
     1/25/2005      438,443,507     5.21      7.22     12/25/2005     334,066,394       5.38        7.21
     2/25/2005      432,581,407     5.21      7.22      1/25/2006     324,027,845       5.19        7.20
     3/25/2005      425,726,546     5.79      7.22      2/25/2006     314,289,262       5.19        7.20
     4/25/2005      417,896,260     5.21      7.22      3/25/2006     304,841,722       5.77        7.20
     5/25/2005      409,114,752     5.39      7.22      4/25/2006     295,676,563       5.19        7.20
     6/25/2005      399,413,142     5.21      7.22      5/25/2006     286,785,383       5.37        7.20
     7/25/2005      388,829,444     5.38      7.21      6/25/2006     278,160,027       5.18        7.19
     8/25/2005      377,408,479     5.20      7.21      7/25/2006     264,009,019       5.36        7.19
     9/25/2005      366,075,232     5.20      7.21      8/25/2006     248,985,519       7.10        7.19
 ------------------ ------------ ----------- -------- -------------- -------------- ------------- ---------


                        NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES

--------------------------------------------------------------------------
  PERIOD      PAYMENT   NET WAC       PERIOD     PAYMENT DATE  NET WAC
               DATE      RATE(1)                                RATE(1)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
     1      10/25/2004     7.92         12        9/25/2005       6.64
     2      11/25/2004     6.64         13        10/25/2005      6.87
     3      12/25/2004     6.87         14        11/25/2005      6.64
     4       1/25/2005     6.64         15        12/25/2005      6.87
     5       2/25/2005     6.64         16        1/25/2006       6.64
     6       3/25/2005     7.36         17        2/25/2006       6.64
     7       4/25/2005     6.64         18        3/25/2006       7.36
     8       5/25/2005     6.87         19        4/25/2006       6.64
     9       6/25/2005     6.64         20        5/25/2006       6.87
    10       7/25/2005     6.87         21        6/25/2006       6.64
    11       8/25/2005     6.64         22        7/25/2006       6.87
--------------------------------------------------------------------------
--------------------------------------------------------------------------




(1) Run at the prepayment assumption to call.



                        NET WAC RATE RELATED TO THE CLASS A-II CERTIFICATES

-------------------------------------------------------------------------------------------
            PAYMENT   NET WAC      NET WAC                  PAYMENT   NET WAC    NET WAC
  PERIOD      DATE     RATE(1)     RATE(2)      PERIOD       DATE      RATE(1)    RATE(2)
-------------------------------------------------------------------------------------------
     1      10/25/2004   6.54       6.54          35       8/25/2007     7.10      9.86
     2      11/25/2004   5.49       7.50          36       9/25/2007     7.10      9.94
     3      12/25/2004   5.67       7.50          37      10/25/2007     7.34      10.50
     4      1/25/2005    5.49       7.50          38      11/25/2007     7.10      10.16
     5      2/25/2005    5.49       7.50          39      12/25/2007     7.34      10.50
     6      3/25/2005    6.07       7.50          40       1/25/2008     7.10      10.16
     7      4/25/2005    5.49       7.50          41       2/25/2008     7.10      10.89
     8      5/25/2005    5.67       7.50          42       3/25/2008     7.59      11.73
     9      6/25/2005    5.49       7.50          43       4/25/2008     7.10      11.19
    10      7/25/2005    5.67       7.50          44       5/25/2008     7.34      11.56
    11      8/25/2005    5.49       7.50          45       6/25/2008     7.10      11.19
    12      9/25/2005    5.49       7.50          46       7/25/2008     7.34      11.56
    13      10/25/2005   5.67       7.50          47       8/25/2008     7.10      11.33
    14      11/25/2005   5.49       7.50          48       9/25/2008     7.10      11.33
    15      12/25/2005   5.67       7.50          49      10/25/2008     7.34      11.94
    16      1/25/2006    5.49       7.49          50      11/25/2008     7.11      11.55
    17      2/25/2006    5.49       7.49          51      12/25/2008     7.34      11.94
    18      3/25/2006    6.07       7.50          52       1/25/2009     7.11      11.55
    19      4/25/2006    5.49       7.49          53       2/25/2009     7.11      11.57
    20      5/25/2006    5.67       7.49          54       3/25/2009     7.87      12.81
    21      6/25/2006    5.49       7.49          55       4/25/2009     7.11      11.61
    22      7/25/2006    5.67       7.49          56       5/25/2009     7.34      12.00
    23      8/25/2006    6.56       7.50          57       6/25/2009     7.11      11.61
    24      9/25/2006    6.66       7.63          58       7/25/2009     7.34      12.00
    25      10/25/2006   6.89       7.89          59       8/25/2009     7.11      11.61
    26      11/25/2006   6.66       7.63          60       9/25/2009     7.11      11.61
    27      12/25/2006   6.89       7.90          61      10/25/2009     7.34      12.00
    28      1/25/2007    6.67       7.64          62      11/25/2009     7.11      11.61
    29      2/25/2007    6.67       8.36          63      12/25/2009     7.34      12.00
    30      3/25/2007    7.38       9.34          64       1/25/2010     7.11      11.61
    31      4/25/2007    7.08       9.09          65       2/25/2010     7.11      11.61
    32      5/25/2007    7.31       9.39          66       3/25/2010     7.87      12.86
    33      6/25/2007    7.08       9.09          67       4/25/2010     7.11      11.61
    34      7/25/2007    7.32       9.39
-------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.7575% and 6-month LIBOR remains constant at 2.0700% and run at the prepayment assumption to call.
(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and further assumes payments are received from the Group II Yield Maintenance Agreement.


                                       BOND SUMMARY (TO CALL)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                 0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                   9.25        1.60        1.17        0.95         0.81        0.71
  Modified Duration (at par)             8.18        1.55        1.15        0.93         0.79        0.70
  First Principal Payment Date        10/25/2004  10/25/2004  10/25/2004  10/25/2004   10/25/2004  10/25/2004
  Last Principal Payment Date         12/25/2020  12/25/2007   1/25/2007   7/25/2006   3/25/2006   12/25/2005
  Principal Payment Window (Months)      195          39          28          22           18          15

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                  17.76        3.72        2.58        2.00         1.64        1.39
  Modified Duration (at par)            13.21        3.45        2.44        1.91         1.57        1.34
  First Principal Payment Date        12/25/2020  12/25/2007   1/25/2007   7/25/2006   3/25/2006   12/25/2005
  Last Principal Payment Date         11/25/2023  12/25/2008   8/25/2007  12/25/2006   7/25/2006    4/25/2006
  Principal Payment Window (Months)       36          13           8           6           5            5

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                  22.21        6.03        4.00        3.00         2.40        2.00
  Modified Duration (at par)            14.75        5.27        3.64        2.78         2.25        1.90
  First Principal Payment Date        11/25/2023  12/25/2008   8/25/2007  12/25/2006   7/25/2006    4/25/2006
  Last Principal Payment Date         7/25/2029   6/25/2013    2/25/2010   9/25/2008   10/25/2007   4/25/2007
  Principal Payment Window (Months)       69          55          31          22           16          13

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                  26.15       11.26        7.21        5.00         3.87        3.12
  Modified Duration (at par)            14.90        8.58        5.98        4.37         3.47        2.85
  First Principal Payment Date        7/25/2029   6/25/2013    2/25/2010   9/25/2008   10/25/2007   4/25/2007
  Last Principal Payment Date         2/25/2032   11/25/2018   8/25/2014   2/25/2011   7/25/2009    7/25/2008
  Principal Payment Window (Months)       32          66          55          30           22          16

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                  27.78       15.18        11.07       8.18         6.17        4.89
  Modified Duration (at par)            14.18       10.17        8.16        6.46         5.12        4.20
  First Principal Payment Date        2/25/2032   11/25/2018   8/25/2014   2/25/2011   7/25/2009    7/25/2008
  Last Principal Payment Date         7/25/2032   1/25/2020   12/25/2015   4/25/2013   7/25/2011    4/25/2010
  Principal Payment Window (Months)       6           15          17          27           25          22

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                  13.79        7.92        7.06        6.44         5.75        5.02
  Modified Duration (at par)             9.70        6.40        5.84        5.41         4.92        4.37
  First Principal Payment Date        10/25/2007  10/25/2007  10/25/2007  10/25/2007   10/25/2007  10/25/2007
  Last Principal Payment Date         7/25/2032   1/25/2020   12/25/2015   4/25/2013   7/25/2011    4/25/2010
  Principal Payment Window (Months)      298         148          99          67           46          31

---------------------------------------------------------------------------------------------------------------




                                       BOND SUMMARY (TO CALL)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION             0% HEP      11.50% HEP   17.25% HEP   23% HEP     28.75% HEP    34.50% HEP
                                    0%PPC      50% PPC       75% PPC     100% PPC    125% PPC      150% PPC
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-1
  Average Life (Years)               7.25        1.59         1.21         1.00        0.85          0.75
  Modified Duration (at par)         6.67        1.55         1.18         0.98        0.83          0.73
  First Principal Payment Date    10/25/2004  10/25/2004   10/25/2004   10/25/2004  10/25/2004    10/25/2004
  Last Principal Payment Date     10/25/2013  9/25/2007    10/25/2006   6/25/2006    3/25/2006    12/25/2005
  Principal Payment Window
(Months)                             109          36           25           21          18            15

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-2
  Average Life (Years)              22.97        6.02         4.02         3.00        2.40          2.00
  Modified Duration (at par)        18.01        5.56         3.80         2.87        2.31          1.94
  First Principal Payment Date    11/25/2019  9/25/2007    10/25/2006   6/25/2006    3/25/2006    12/25/2005
  Last Principal Payment Date     1/25/2033   12/25/2015    3/25/2012   2/25/2010   11/25/2008    12/25/2007
  Principal Payment Window
(Months)                             159         100           66           45          33            25

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-3
  Average Life (Years)              28.68       11.56         7.65         5.57        4.24          3.32
  Modified Duration (at par)        20.87       10.07         6.95         5.18        4.00          3.17
  First Principal Payment Date    1/25/2033   12/25/2015    3/25/2012   2/25/2010   11/25/2008    12/25/2007
  Last Principal Payment Date     6/25/2033   4/25/2016     5/25/2012   4/25/2010   12/25/2008    1/25/2008
  Principal Payment Window
(Months)                              6           5             3           3            2            2

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-4                        22.41        4.75         3.23         2.43        1.95          1.62
  Average Life (Years)              17.42        4.37         3.04         2.33        1.87          1.57
  Modified Duration (at par)      10/25/2004  10/25/2004   10/25/2004   10/25/2004  10/25/2004    10/25/2004
  First Principal Payment Date    6/25/2033   4/25/2016     5/25/2012   4/25/2010   12/25/2008    1/25/2008
  Last Principal Payment Date        345         139           92           67          51            40
  Principal Payment Window
(Months)                            22.41        4.75         3.23         2.43        1.95          1.62

--------------------------------------------------------------------------------------------------------------




                                     BOND SUMMARY (TO MATURITY)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                  0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                  9.25        1.60         1.17        0.95         0.81        0.71
  Modified Duration (at par)            8.18        1.55         1.15        0.93         0.79        0.70
  First Principal Payment Date       10/25/2004  10/25/2004   10/25/2004  10/25/2004   10/25/2004  10/25/2004
  Last Principal Payment Date        12/25/2020  12/25/2007   1/25/2007    7/25/2006   3/25/2006   12/25/2005
  Principal Payment Window (Months)      195         39           28          22           18          15

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                  17.76       3.72         2.58        2.00         1.64        1.39
  Modified Duration (at par)            13.21       3.45         2.44        1.91         1.57        1.34
  First Principal Payment Date       12/25/2020  12/25/2007   1/25/2007    7/25/2006   3/25/2006   12/25/2005
  Last Principal Payment Date        11/25/2023  12/25/2008   8/25/2007   12/25/2006   7/25/2006    4/25/2006
  Principal Payment Window (Months)      36          13           8            6           5            5

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                  22.21       6.03         4.00        3.00         2.40        2.00
  Modified Duration (at par)            14.75       5.27         3.64        2.78         2.25        1.90
  First Principal Payment Date       11/25/2023  12/25/2008   8/25/2007   12/25/2006   7/25/2006    4/25/2006
  Last Principal Payment Date         7/25/2029   6/25/2013   2/25/2010    9/25/2008   10/25/2007   4/25/2007
  Principal Payment Window (Months)      69          55           31          22           16          13

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                  26.15       11.26        7.21        5.00         3.87        3.12
  Modified Duration (at par)            14.90       8.58         5.98        4.37         3.47        2.85
  First Principal Payment Date        7/25/2029   6/25/2013   2/25/2010    9/25/2008   10/25/2007   4/25/2007
  Last Principal Payment Date         2/25/2032  11/25/2018   8/25/2014    2/25/2011   7/25/2009    7/25/2008
  Principal Payment Window (Months)      32          66           55          30           22          16

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                  28.33       18.56       13.75        10.27        7.61        5.68
  Modified Duration (at par)            14.30       11.42        9.42        7.62         6.00        4.72
  First Principal Payment Date        2/25/2032  11/25/2018   8/25/2014    2/25/2011   7/25/2009    7/25/2008
  Last Principal Payment Date        12/25/2033   1/25/2032   9/25/2027   12/25/2022   7/25/2019   12/25/2016
  Principal Payment Window (Months)      23          159         158          143         121          102

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                  13.79       7.94         7.11        6.56         6.16        5.86
  Modified Duration (at par)            9.70        6.41         5.86        5.49         5.20        4.99
  First Principal Payment Date       10/25/2007  10/25/2007   10/25/2007  10/25/2007   10/25/2007  10/25/2007
  Last Principal Payment Date        10/25/2033  10/25/2031   5/25/2027    9/25/2022   5/25/2019   10/25/2016
  Principal Payment Window (Months)      313         289         236          180         140          109

---------------------------------------------------------------------------------------------------------------




                                     BOND SUMMARY (TO MATURITY)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                 PPC
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


CLASS A-II-1
  Average Life (Years)                  7.25        1.59        1.21        1.00         0.85        0.75
  Modified Duration (at par)            6.67        1.55        1.18        0.98         0.83        0.73
  First Principal Payment Date       10/25/2004  10/25/2004  10/25/2004  10/25/2004   10/25/2004  10/25/2004
  Last Principal Payment Date        10/25/2013  9/25/2007   10/25/2006   6/25/2006   3/25/2006   12/25/2005
  Principal Payment Window (Months)     109          36          25          21           18          15

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-2
  Average Life (Years)                 22.97        6.02        4.02        3.00         2.40        2.00
  Modified Duration (at par)           18.01        5.56        3.80        2.87         2.31        1.94
  First Principal Payment Date       11/25/2019  9/25/2007   10/25/2006   6/25/2006   3/25/2006   12/25/2005
  Last Principal Payment Date        1/25/2033   12/25/2015   3/25/2012   2/25/2010   11/25/2008  12/25/2007
  Principal Payment Window (Months)     159         100          66          45           33          25

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-3
  Average Life (Years)                 29.08       15.04        10.10       7.35         5.62        4.40
  Modified Duration (at par)           21.08       12.53        8.89        6.67         5.20        4.13
  First Principal Payment Date       1/25/2033   12/25/2015   3/25/2012   2/25/2010   11/25/2008  12/25/2007
  Last Principal Payment Date        7/25/2034   6/25/2028    6/25/2021  12/25/2016   2/25/2014    1/25/2012
  Principal Payment Window (Months)      19         151          112         83           64          50

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-4                           22.47        5.11        3.48        2.62         2.09        1.73
  Average Life (Years)                 17.46        4.63        3.25        2.48         2.00        1.66
  Modified Duration (at par)         10/25/2004  10/25/2004  10/25/2004  10/25/2004   10/25/2004  10/25/2004
  First Principal Payment Date       7/25/2034   6/25/2028    6/25/2021  12/25/2016   2/25/2014    1/25/2012
  Last Principal Payment Date           358         285          201         147         113          88
  Principal Payment Window (Months)    22.47        5.11        3.48        2.62         2.09        1.73

--------------------------------------------------------------------------------------------------------------

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
            NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.




---------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------

                                          GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $102,933,022.76
Number of Loans                                                       1,094

Average Current Loan Balance                                     $94,088.69         $9,996.94     $479,540.14
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.36%            10.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.96%             4.99%          13.69%
(1) Weighted Average Net Mortgage Rate                                7.48%             4.41%          13.11%
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                324               119             360
(1) (3) Weighted Average Credit Score                                   629               498             795
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans. (3) 100.00% of the Group I Loans have Credit Scores.
(4) Includes loans that will be transferred to Homecomings Financial Network
Inc. within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           90.02%
                                              Second                                           9.98%

         Property Type                        Single Family (detached)                        80.74%
                                              Manufactured Home                                4.95%
                                              Two-to-Four Family                               3.97%
                                              Detached PUD                                     3.58%
                                              Attached PUD                                     2.89%
                                              Condo low-rise (under 5 stories)                 2.65%
                                              Townhouse/Rowhouse                               1.16%
                                              Mid-rise Condo (5-8 stories)                     0.06%

         Occupancy Status                     Primary Residence                               93.15%
                                              Non Owner-occupied                               5.79%
                                              Second/Vacation                                  1.06%

         Documentation Type                   Full Documentation                              83.08%
                                              Reduced Documentation                           16.92%

         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 50.21%

         Loans with Prepayment Penalties                                                      67.07%

         Loans serviced by Homecomings
Financial Network Inc.(4)                                                                     64.95%
--------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF    PRINCIPAL    PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
                                   MORTGAGE                    GROUP I    PRINCIPAL   LOAN-TO-VALUE
          CREDIT SCORES              LOANS       BALANCE        LOANS      BALANCE       RATIO*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                             1        $50,000      0.05 %     $50,000         50.00 %
 500 - 519                               4        424,200       0.41      106,050         78.25
 520 - 539                              27      2,709,040       2.63      100,335         73.52
 540 - 559                              55      5,152,783       5.01       93,687         68.48
 560 - 579                              92      8,562,042       8.32       93,066         76.20
 580 - 599                             107      8,909,498       8.66       83,266         78.97
 600 - 619                             191     19,514,613      18.96      102,171         79.37
 620 - 639                             202     17,807,565      17.30       88,156         81.47
 640 - 659                             149     13,529,808      13.14       90,804         80.61
 660 - 679                             123     11,295,009      10.97       91,829         82.90
 680 - 699                              61      6,305,140       6.13      103,363         81.80
 700 - 719                              33      3,905,903       3.79      118,361         79.81
 720 - 739                              29      3,387,377       3.29      116,806         75.66
 740 - 759                              11        720,763       0.70       65,524         86.21
 760 or greater                          9        659,284       0.64       73,254         79.96
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         79.36 %
-----------------------------------------------------------------------------------------------------


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
      PRINCIPAL BALANCES ($)         LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
100,000 or less                        732    $40,188,995     39.04 %     $54,903        627        79.18 %
100,001 - 200,000                      263     36,560,163      35.52      139,012        628        81.10
200,001 - 300,000                       74     17,326,793      16.83      234,146        631        77.48
300,001 - 400,000                       20      6,718,689       6.53      335,934        634        76.28
400,001 - 500,000                        5      2,138,382       2.08      427,676        634        78.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


--------------------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
4.000 - 4.999                            1       $243,910      0.24 %    $243,910          735      65.00 %
5.000 - 5.499                           14      2,684,942       2.61      191,782          658      75.75
5.500 - 5.999                           43      7,484,938       7.27      174,068          655      73.92
6.000 - 6.499                           78     12,302,755      11.95      157,728          642      75.61
6.500 - 6.999                          121     14,328,265      13.92      118,415          644      78.09
7.000 - 7.499                          173     19,683,257      19.12      113,776          627      77.92
7.500 - 7.999                          172     17,474,071      16.98      101,593          621      81.64
8.000 - 8.499                          136     11,754,173      11.42       86,428          621      78.11
8.500 - 8.999                           92      5,530,008       5.37       60,109          607      84.05
9.000 - 9.499                           74      3,784,200       3.68       51,138          609      85.35
9.500 - 9.999                           61      2,733,143       2.66       44,806          606      85.79
10.000 - 10.499                         61      2,602,208       2.53       42,659          593      90.72
10.500 - 10.999                         31      1,321,424       1.28       42,627          585      88.21
11.000 - 11.499                         21        611,359       0.59       29,112          599      91.95
11.500 - 11.999                          9        265,380       0.26       29,487          599      93.70
12.000 - 12.499                          2         38,924       0.04       19,462          614     100.00
12.500 - 12.999                          1         24,445       0.02       24,445          593     100.00
13.000 - 13.499                          4         65,620       0.06       16,405          572     100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089          629      79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                            1       $243,910      0.24 %    $243,910         735       65.00 %
5.500 - 5.999                           12      2,171,471       2.11      180,956         664       74.50
6.000 - 6.499                           43      8,161,705       7.93      189,807         661       74.79
6.500 - 6.999                           95     13,568,958      13.18      142,831         641       75.53
7.000 - 7.499                          101     12,328,104      11.98      122,060         641       77.38
7.500 - 7.999                          195     22,342,401      21.71      114,576         633       78.19
8.000 - 8.499                          156     15,502,763      15.06       99,377         617       82.76
8.500 - 8.999                          139     11,964,755      11.62       86,077         617       78.09
9.000 - 9.499                           81      4,786,712       4.65       59,095         601       83.78
9.500 - 9.999                           74      3,966,739       3.85       53,605         607       84.86
10.000 - 10.499                         53      2,404,490       2.34       45,368         598       81.88
10.500 - 10.999                         68      2,847,333       2.77       41,873         599       92.56
11.000 - 11.499                         34      1,319,738       1.28       38,816         596       89.73
11.500 - 11.999                         26        929,574       0.90       35,753         589       89.97
12.000 - 12.499                          8        218,880       0.21       27,360         596       93.42
12.500 - 12.999                          3         85,424       0.08       28,475         614       97.28
13.000 - 13.499                          1         24,445       0.02       24,445         593      100.00
13.500 - 13.999                          4         65,620       0.06       16,405         572      100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



--------------------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE
     LOAN-TO-VALUE RATIOS (%)        LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  0.01 - 50.00                          66     $5,170,172      5.02 %     $78,336        613
50.01 - 55.00                           19      1,093,839      1.06        57,570        657
55.01 - 60.00                           44      3,917,669      3.81        89,038        617
60.01 - 65.00                           43      5,590,071      5.43       130,002        623
65.01 - 70.00                           69      7,538,151      7.32       109,249        608
70.01 - 75.00                           83      9,334,252      9.07       112,461        621
75.01 - 80.00                          223     24,080,219     23.39       107,983        633
80.01 - 85.00                          122     13,322,769     12.94       109,203        636
85.01 - 90.00                          140     17,929,736     17.42       128,070        623
90.01 - 95.00                           46      5,261,175      5.11       114,373        644
95.01 - 100.00                         239      9,694,970      9.42        40,565        646
--------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Florida                                111     $9,333,573      9.07 %     $84,086        627        78.51 %
Texas                                   87      8,312,553      8.08        95,547        617        77.20
California                              36      6,777,606      6.58       188,267        649        73.13
New York                                44      6,697,633      6.51       152,219        628        75.05
New Jersey                              36      5,769,199      5.60       160,256        636        78.91
Virginia                                51      4,908,853      4.77        96,252        631        83.72
Maryland                                35      4,737,436      4.60       135,355        622        76.45
Georgia                                 46      4,548,419      4.42        98,879        627        82.86
Ohio                                    46      3,828,530      3.72        83,229        628        83.33
Massachusetts                           28      3,246,549      3.15       115,948        648        72.39
North Carolina                          47      3,201,984      3.11        68,127        637        82.83
Other                                  527     41,570,686     40.39        78,882        626        81.10
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                       734    $76,318,549     74.14 %    $103,976         626       77.28 %
Purchase                               301     21,354,521      20.75       70,945         639       86.62
Rate/Term Refinance                     59      5,259,953       5.11       89,152         629       80.14
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                     936    $85,512,628     83.08 %     $91,360         626       80.77 %
Reduced Documentation                  158     17,420,395     16.92       110,256         640       72.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.




OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
          OCCUPANCY TYPE           NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                    1,006    $95,884,389     93.15 %     $95,313         628       79.70 %
Non Owner-occupied                      73      5,958,593      5.79        81,625         637       75.24
Second/Vacation                         15      1,090,040      1.06        72,669         646       72.04
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089         629       79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.





--------------------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single Family (detached)               872    $83,112,992     80.74 %     $95,313        628        79.35 %
Manufactured Home                       65      5,093,308      4.95        78,359        642        76.59
Two-to-Four Family                      29      4,086,208      3.97       140,904        635        73.60
Detached PUD                            43      3,689,447      3.58        85,801        626        83.65
Attached PUD                            42      2,969,887      2.89        70,712        617        85.98
Condo low-rise (under 5 stories)        29      2,731,991      2.65        94,207        641        80.05
Townhouse/Rowhouse                      13      1,190,690      1.16        91,592        631        79.99
Mid-rise Condo (5-8 stories)             1         58,500      0.06        58,500        583        90.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                     366    $42,058,786     40.86 %    $114,915        650        77.85 %
AX                                     534     44,570,295     43.30        83,465        629        82.55
AM                                     109      9,511,564      9.24        87,262        583        78.28
B                                       50      4,181,394      4.06        83,628        556        71.33
C                                       26      1,968,137      1.91        75,698        565        69.99
CM                                       9        642,846      0.62        71,427        539        54.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                               68     $9,649,403      9.37 %    $141,903        626        78.29 %
24 Months                               88      8,162,092      7.93        92,751        632        80.98
36 Months                              516     50,270,004     48.84        97,422        629        79.16
60 Months                               10        696,476      0.68        69,648        605        78.49
None                                   410     33,900,190     32.93        82,683        629        79.59
Other                                    2        254,858      0.25       127,429        609        79.41
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,094    $102,933,023   100.00 %     $94,089        629        79.36 %
---------------------------------------------------------------------------------------------------------------
 *With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
 *Other includes all loans with prepayment penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.

--------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.


---------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------

                                          GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $347,738,125.43
Number of Loans                                                       2,610

Average Current Loan Balance                                    $133,233.00        $34,800.00     $748,177.19
(1) Weighted Average Original Loan-to-Value Ratio                    81.77%            23.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.13%             4.30%          10.55%
(1) Weighted Average Net Mortgage Rate                                6.60%             3.72%           9.97%
(1) Weighted Average Note Margin                                      6.73%             2.50%          10.25%
(1) Weighted Average Maximum Mortgage Rate                           13.46%            10.30%          21.75%
(1) Weighted Average Minimum Mortgage Rate                            7.17%             4.00%          10.55%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                14              37
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               344             360
(1) (2) Weighted Average Credit Score                                   618               475             803
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.85% of the Group II Loans have
Credit Scores.
(3) Includes loans that will be transferred to Homecomings Financial Network
Inc. within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family (detached)                        77.62%
                                              Detached PUD                                     9.28%
                                              Condo low-rise (under 5 stories)                 3.59%
                                              Two-to-Four Family                               3.33%
                                              Attached PUD                                     3.14%
                                              Manufactured Home                                2.13%
                                              Townhouse/Rowhouse                               0.79%
                                              Leasehold                                        0.07%
                                              Mid-rise Condo (5-8 stories)                     0.06%

         Occupancy Status                     Primary Residence                               94.93%
                                              Non Owner-occupied                               3.87%
                                              Second/Vacation                                  1.20%

         Documentation Type                   Full Documentation                              81.52%
                                              Reduced Documentation                           18.48%


         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 54.64%

         Loans with Prepayment Penalties                                                      64.39%

         Loans serviced by Homecomings
Financial Network Inc.(3)                                                                     78.47%
--------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL   LOAN-TO-VALUE
          CREDIT SCORES              LOANS       BALANCE        LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                            9       $983,975      0.28 %     $109,331        65.35 %
 500 - 519                              4        625,900      0.18       156,475         68.55
 520 - 539                             70      8,696,255      2.50       124,232         73.53
 540 - 559                            199     24,353,914      7.00       122,381         77.58
 560 - 579                            305     38,036,695     10.94       124,710         81.49
 580 - 599                            369     45,590,280     13.11       123,551         81.11
 600 - 619                            529     68,676,594     19.75       129,823         82.98
 620 - 639                            400     54,506,175     15.67       136,265         82.80
 640 - 659                            311     45,742,731     13.15       147,083         82.13
 660 - 679                            193     28,502,995      8.20       147,684         83.62
 680 - 699                             92     12,996,274      3.74       141,264         81.75
 700 - 719                             43      6,649,231      1.91       154,633         85.86
 720 - 739                             27      4,308,830      1.24       159,586         81.53
 740 - 759                             26      3,743,876      1.08       143,995         83.31
 760 or greater                        26      3,627,074      1.04       139,503         83.23
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        2,603     $347,040,800   99.80 %     $133,323        81.79 %
 Not Available*                         7        697,326      0.20        99,618         73.02
-----------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        81.77 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
      PRINCIPAL BALANCES ($)         LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 100,000 Or Less                      853     $79,068,345    22.74 %     $92,694         611       80.80 %
 100,001 - 200,000                  1,480     186,497,015    53.63       126,011         615       82.15
 200,001 - 300,000                    210     55,642,998     16.00       264,967         631       81.60
 300,001 - 400,000                     47     16,484,985      4.74       350,744         625       83.23
 400,001 - 500,000                     14      6,498,220      1.87       464,159         641       83.74
 500,001 - 600,000                      4      2,169,650      0.62       542,413         656       81.65
 600,001 - 700,000                      1        628,735      0.18       628,735         623       80.00
 700,001 - 800,000                      1        748,177      0.22       748,177         649       55.00
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

NET MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                           4     $1,151,979      0.33 %     $287,995        642       76.36 %
4.000 - 4.499                          17      3,736,297      1.07       219,782         666       69.62
4.500 - 4.999                          66     13,327,528      3.83       201,932         677       81.05
5.000 - 5.499                         141     25,073,151      7.21       177,824         642       79.60
5.500 - 5.999                         281     39,849,678     11.46       141,814         637       80.31
6.000 - 6.499                         538     76,695,778     22.06       142,557         623       80.81
6.500 - 6.999                         520     68,111,645     19.59       130,984         619       82.52
7.000 - 7.499                         554     66,003,147     18.98       119,139         605       83.55
7.500 - 7.999                         271     30,449,831      8.76       112,361         592       84.47
8.000 - 8.499                         138     15,263,625      4.39       110,606         576       83.42
8.500 - 8.999                          42      4,291,511      1.23       102,179         565       79.57
9.000 - 9.499                          33      3,398,896      0.98       102,997         558       77.84
9.500 - 9.999                           5        385,061      0.11        77,012         543       70.38
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           4     $1,151,979      0.33 %     $287,995        642       76.36 %
4.500 - 4.999                          16      3,409,467      0.98       213,092         664       68.62
5.000 - 5.499                          62     12,709,332      3.65       204,989         680       81.35
5.500 - 5.999                         150     26,150,739      7.52       174,338         644       79.38
6.000 - 6.499                         229     32,765,328      9.42       143,080         640       80.46
6.500 - 6.999                         562     79,820,637     22.95       142,030         625       80.56
7.000 - 7.499                         470     62,868,267     18.08       133,762         620       83.06
7.500 - 7.999                         607     72,523,022     20.86       119,478         606       83.22
8.000 - 8.499                         246     27,962,185      8.04       113,667         590       84.22
8.500 - 8.999                         176     19,476,601      5.60       110,663         577       83.24
9.000 - 9.499                          43      4,403,457      1.27       102,406         565       81.88
9.500 - 9.999                          37      3,805,631      1.09       102,855         554       76.44
10.000 - 10.499                         7        656,479      0.19        93,783         555       77.73
10.500 - 10.999                         1         35,000      0.01        35,000         508       24.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE
     LOAN-TO-VALUE RATIOS (%)        LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                           42     $4,808,174      1.38 %     $114,480        602
50.01 - 55.00                          16      2,696,732      0.78       168,546         609
55.01 - 60.00                          49      6,484,895      1.86       132,345         591
60.01 - 65.00                          51      6,259,657      1.80       122,738         591
65.01 - 70.00                         118     16,181,536      4.65       137,132         587
70.01 - 75.00                         175     22,497,973      6.47       128,560         602
75.01 - 80.00                       1,043     136,786,577    39.34       131,147         629
80.01 - 85.00                         352     46,539,869     13.38       132,216         610
85.01 - 90.00                         525     73,203,581     21.05       139,435         610
90.01 - 95.00                         178     23,060,017      6.63       129,551         639
95.01 - 100.00                         61      9,219,114      2.65       151,133         654
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618
--------------------------------------------------------------------------------------------------







GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                            133     $29,908,486     8.60 %     $224,876        630       79.62 %
Florida                               233     28,770,111      8.27       123,477         618       81.81
Michigan                              218     26,238,472      7.55       120,360         615       80.49
Georgia                               182     21,554,622      6.20       118,432         618       83.81
Illinois                              129     17,707,092      5.09       137,264         624       84.09
Wisconsin                             146     15,952,293      4.59       109,262         611       82.81
Virginia                               98     15,271,946      4.39       155,836         607       81.90
Texas                                 133     14,970,291      4.31       112,559         621       83.62
Arizona                               111     13,691,370      3.94       123,346         630       83.47
Maryland                               63     10,789,869      3.10       171,268         613       79.40
North Carolina                         96     10,774,331      3.10       112,233         615       83.03
Others                              1,068     142,109,242    40.87       133,061         617       81.45
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,394     $187,470,744   53.91 %     $134,484        607       80.63 %
Purchase                            1,079     143,343,213    41.22       132,848         632       83.22
Rate/Term Refinance                   137     16,924,168      4.87       123,534         617       82.14
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                  2,108     $283,473,799   81.52 %     $134,475        614       83.01 %
Reduced Documentation                 502     64,264,326     18.48       128,017         635       76.32
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
          OCCUPANCY TYPE           NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                   2,460     $330,123,858   94.93 %     $134,197        617       81.94 %
Non Owner-occupied                    118     13,449,022      3.87       113,975         653       78.12
Second/Vacation                        32      4,165,245      1.20       130,164         623       80.26
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED     WEIGHTED
                                                                 OF                                  AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL     AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE    CREDIT SCORE    RATIO
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Single Family (detached)            2,070     $269,907,413   77.62 %     $130,390         616       81.95 %
Detached PUD                          212     32,262,702      9.28        152,183         627       81.28
Condo low-rise (under 5 stories)       89     12,480,830      3.59        140,234         624       79.86
Two-to-Four Family                     78     11,580,409      3.33        148,467         636       81.94
Attached PUD                           67     10,918,692      3.14        162,966         620       85.14
Manufactured Home                      70      7,415,379      2.13        105,934         619       76.81
Townhouse/Rowhouse                     20      2,733,071      0.79        136,654         625       78.62
Leasehold                               2        231,628      0.07        115,814         564       88.11
Mid-rise Condo (5-8 stories)            2        208,000      0.06        104,000         600       70.46
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233         618       81.77 %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED     WEIGHTED
                                                                 OF                                  AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL     AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE    CREDIT SCORE    RATIO
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
A4                                  1,040     $138,349,615   39.79 %     $133,028         644       82.72 %
AX                                    884     126,425,326    36.36        143,015         623       82.83
AM                                    382     46,888,895     13.48        122,746         580       82.01
B                                     194     23,609,654      6.79        121,699         557       76.60
C                                      77      9,007,511      2.59        116,981         547       71.36
CM                                     33      3,457,125      0.99        104,761         529       64.53
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233         618       81.77 %
----------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                             150     $23,505,733     6.76 %     $156,705        634       81.92 %
24 Months                           1,212     158,435,791    45.56       130,723         617       81.84
36 Months                             319     40,655,242     11.69       127,446         617       82.07
60 Months                               3        327,427      0.09       109,142         581       79.65
None                                  918     123,827,665    35.61       134,889         616       81.57
Other                                   8        986,268      0.28       123,283         641       80.99
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.






INTEREST ONLY TERMS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        INTEREST ONLY TERM         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                               2       $917,989      0.26 %     $458,995        693       82.72 %
24 Months                             123     26,445,147      7.60       215,001         646       82.93
36 Months                              34      7,117,267      2.05       209,331         649       82.34
60 Months                               1        323,000      0.09       323,000         669       95.00
None                                2,450     312,934,722    89.99       127,728         615       81.65
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------






NOTE MARGINS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                                                 OF
         NOTE MARGINS (%)          MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2.500 - 2.999                           2       $203,231      0.06 %     $101,615        641       83.10 %
3.000 - 3.499                           1        299,179      0.09       299,179         551       66.00
3.500 - 3.999                          11      2,508,609      0.72       228,055         666       78.04
4.000 - 4.499                          43      9,478,144      2.73       220,422         657       78.44
4.500 - 4.999                         100     17,342,972      4.99       173,430         646       80.86
5.000 - 5.499                         130     20,826,360      5.99       160,203         639       82.15
5.500 - 5.999                         184     26,064,656      7.50       141,656         629       82.64
6.000 - 6.499                         291     39,837,739     11.46       136,899         637       81.43
6.500 - 6.999                         655     89,079,459     25.62       135,999         622       81.13
7.000 - 7.499                         473     58,310,231     16.77       123,277         615       82.00
7.500 - 7.999                         391     48,150,363     13.85       123,147         597       83.55
8.000 - 8.499                         191     21,349,610      6.14       111,778         580       83.08
8.500 - 8.999                          86      9,079,018      2.61       105,570         573       82.92
9.000 - 9.499                          36      3,667,480      1.05       101,874         553       75.71
9.500 - 9.999                          13      1,295,475      0.37        99,652         540       74.76
10.000 - 10.499                         3        245,600      0.07        81,867         549       65.20
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                        16     $3,574,938      1.03 %     $223,434        645       69.23 %
11.000 - 11.999                       127     24,240,389      6.97       190,869         657       79.89
12.000 - 12.999                       615     90,652,709     26.07       147,403         634       80.51
13.000 - 13.999                     1,018     133,783,027    38.47       131,418         616       82.71
14.000 - 14.999                       595     69,133,410     19.88       116,191         602       82.65
15.000 - 15.999                       214     24,042,303      6.91       112,347         581       83.15
16.000 - 16.999                        22      2,057,518      0.59        93,524         571       76.25
17.000 - 17.999                         2        168,949      0.05        84,475         569       72.96
21.000 - 21.999                         1         84,883      0.02        84,883         543       66.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
        MORTGAGE RATES (%)           LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
4.000 - 4.999                          28     $6,363,685      1.83 %     $227,274        649       73.76 %
5.000 - 5.999                         163     28,844,405      8.29       176,960         653       79.74
6.000 - 6.999                         784     113,874,982    32.75       145,249         634       80.55
7.000 - 7.999                       1,126     141,818,414    40.78       125,949         612       83.04
8.000 - 8.999                         423     48,140,179     13.84       113,807         584       83.86
9.000 - 9.999                          77      7,878,981      2.27       102,324         560       78.87
10.000 - 10.999                         9        817,479      0.24        90,831         551       72.70
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233        618       81.77 %
---------------------------------------------------------------------------------------------------------------



           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                         COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------
                     NOTE: PERCENTAGES MAY NOT SUM TO 100.00% DUE TO ROUNDING.

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                 OF                                 AVERAGE
                                   MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
         ADJUSTMENT DATE             LOANS       BALANCE        LOANS      BALANCE   CREDIT SCORE    RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
October-05                              1       $125,029      0.04 %     $125,029       569        90.00 %
January-06                              2        247,371      0.07       123,685        675        81.79
April-06                                9        900,804      0.26       100,089        631        81.31
May-06                                 24      3,310,795      0.95       137,950        630        77.82
June-06                               152     23,114,188      6.65       152,067        626        81.21
July-06                               760     107,557,374    30.93       141,523        621        82.29
August-06                           1,004     125,265,054    36.02       124,766        615        82.09
September-06                          247     34,611,504      9.95       140,128        608        80.75
October-06                              1         83,200      0.02        83,200        647        80.00
May-07                                  9      1,148,451      0.33       127,606        624        82.69
June-07                                31      3,900,161      1.12       125,812        634        79.86
July-07                                95     12,043,114      3.46       126,770        629        81.52
August-07                             172     21,901,367      6.30       127,334        619        81.57
September-07                          103     13,529,714      3.89       131,356        617        80.23
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,610     $347,738,125         %     $133,233       618        81.77 %
---------------------------------------------------------------------------------------------------------------
